EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Amounts herein reflect certain reclassifications as noted in the Company's Form 8-K dated April 5, 2006 filed with the Securities and Exchange Commission.

(Preliminary)

                           American Express Company
                       Consolidated Statements of Income

(Millions)

                                                            Quarters Ended                     Six Months Ended
                                                               June 30,                             June 30,
                                                        ---------------------  Percentage    ---------------------  Percentage
                                                          2006        2005      Inc/(Dec)      2006        2005      Inc/(Dec)
                                                        ---------   ---------  ----------    ---------   ---------  ----------
Revenues
  Discount revenue                                      $   3,292   $   2,860          15%   $   6,261   $   5,499          14%
  Cardmember lending net finance charge revenue               867         637          36        1,596       1,229          30
  Net card fees                                               533         506           5        1,053       1,004           5
  Travel commissions and fees                                 483         502          (4)         901         924          (2)
  Other commissions and fees                                  642         589           9        1,281       1,147          12
  Securitization income, net                                  372         296          26          758         612          24
  Other investment and interest income, net                   274         269           2          549         530           4
  Other                                                       415         361          15          811         715          13
                                                        ---------   ---------                ---------   ---------
    Total                                                   6,878       6,020          14       13,210      11,660          13
                                                        ---------   ---------                ---------   ---------
Expenses
  Marketing, promotion, rewards
      and cardmember services                               1,671       1,445          16        3,193       2,768          15
  Human resources                                           1,276       1,268           1        2,516       2,455           2
  Provision for losses and benefits:
       Charge card                                            192         234         (18)         401         449         (11)
       Cardmember lending                                     406         275          48          727         570          28
       Investment certificates and other                      132         123           7          270         202          34
                                                        ---------   ---------                ---------   ---------
          Total                                               730         632          16        1,398       1,221          14
  Professional services                                       658         544          21        1,219       1,031          18
  Occupancy and equipment                                     365         356           3          711         692           3
  Interest                                                    336         232          45          615         433          42
  Communications                                              113         113           -          226         230          (2)
  Other                                                       287         309          (7)         565         621          (9)
                                                        ---------   ---------                ---------   ---------
    Total                                                   5,436       4,899          11       10,443       9,451          10
                                                        ---------   ---------                ---------   ---------
Pretax income from continuing operations                    1,442       1,121          29        2,767       2,209          25
Income tax provision                                          470         261          80          919         604          52
                                                        ---------   ---------                ---------   ---------
Income from continuing operations                             972         860          13        1,848       1,605          15
(Loss)/Income from discontinued operations, net of tax        (27)        153           #          (30)        354           #
                                                        ---------   ---------                ---------   ---------
Net income                                              $     945   $   1,013          (7)   $   1,818   $   1,959          (7)
                                                        =========   =========                =========   =========

# - Denotes a variance of more than 100%.

(Preliminary)

                         American Express Company
                   Condensed Consolidated Balance Sheets

(Billions)

                                                      June 30,      December 31,
                                                        2006           2005
                                                    -------------  -------------
Assets
  Cash and cash equivalents                         $           7  $           7
  Accounts receivable                                          36             35
  Investments                                                  22             21
  Loans                                                        44             41
  Other assets                                                  8             10
                                                    -------------  -------------
    Total assets                                    $         117  $         114
                                                    =============  =============

Liabilities and Shareholders' Equity
  Short-term debt                                   $          15  $          16
  Long-term debt                                               36             31
  Other liabilities                                            56             56
                                                    -------------  -------------
    Total liabilities                                         107            103
                                                    -------------  -------------

  Shareholders' equity                                         10             11
                                                    -------------  -------------
    Total liabilities and shareholders' equity      $         117  $         114
                                                    =============  =============

(Preliminary)

                           American Express Company
                               Financial Summary

(Millions)

                                                            Quarters Ended                     Six Months Ended
                                                               June 30,                             June 30,
                                                        ---------------------   Percentage    ---------------------   Percentage
                                                          2006        2005       Inc/(Dec)      2006        2005      Inc/(Dec)
                                                        ---------   ---------   ----------    ---------   ---------   ----------
Revenues
  U.S. Card Services                                    $   3,485   $   2,976           17%   $   6,665   $   5,753           16%
  International Card & Global Commercial Services           2,441       2,248            9        4,744       4,394            8
  Global Network & Merchant Services                          789         691           14        1,494       1,329           12
                                                        ---------   ---------                 ---------   ---------
                                                            6,715       5,915           14       12,903      11,476           12
  Corporate & Other,
    including adjustments and eliminations                    163         105           55          307         184           67
                                                        ---------   ---------                 ---------   ---------
CONSOLIDATED REVENUES                                   $   6,878   $   6,020           14    $  13,210   $  11,660           13
                                                        =========   =========                 =========   =========

Pretax Income (Loss) From Continuing Operations
  U.S. Card Services                                    $     920   $     697           32    $   1,716   $   1,400           23
  International Card & Global Commercial Services             294         244           20          605         486           24
  Global Network & Merchant Services                          315         245           29          577         416           39
                                                        ---------   ---------                 ---------   ---------
                                                            1,529       1,186           29        2,898       2,302           26
  Corporate & Other                                           (87)        (65)          34         (131)        (93)          41
                                                        ---------   ---------                 ---------   ---------
PRETAX INCOME FROM CONTINUING OPERATIONS                $   1,442   $   1,121           29    $   2,767   $   2,209           25
                                                        =========   =========                 =========   =========

Net Income (Loss)
  U.S. Card Services                                    $     616   $     477           29    $   1,162   $     959           21
  International Card & Global Commercial Services             225         225            -          438         417            5
  Global Network & Merchant Services                          200         155           29          366         266           38
                                                        ---------   ---------                 ---------   ---------
                                                            1,041         857           21        1,966       1,642           20
  Corporate & Other                                           (69)          3            #         (118)        (37)           #
                                                        ---------   ---------                 ---------   ---------
  Income from continuing operations                           972         860           13        1,848       1,605           15
  (Loss)/Income from discontinued operations, net of tax      (27)        153            #          (30)        354            #
                                                        ---------   ---------                 ---------   ---------
NET INCOME                                              $     945   $   1,013           (7)   $   1,818   $   1,959           (7)
                                                        =========   =========                 =========   =========

# - Denotes a variance of more than 100%.

(Preliminary)
                           American Express Company
                         Financial Summary (continued)

                                                            Quarters Ended                     Six Months Ended
                                                               June 30,                             June 30,
                                                        ---------------------  Percentage    ---------------------  Percentage
                                                          2006        2005      Inc/(Dec)      2006        2005      Inc/(Dec)
                                                        ---------   ---------  ----------    ---------   ---------  ----------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations                 $    0.80   $    0.70          14%   $    1.51   $    1.30          16%
      (Loss)/Income from discontinued operations            (0.02)       0.12           #        (0.02)       0.29           #
                                                        ---------   ---------                ---------   ---------
      Net income                                        $    0.78   $    0.82         (5)%   $    1.49   $    1.59         (6)%
                                                        =========   =========                =========   =========
      Average common shares outstanding (millions)          1,217       1,231         (1)%       1,224       1,235         (1)%
                                                        =========   =========                =========   =========

DILUTED
      Income from continuing operations                 $    0.78   $    0.69          13%   $    1.48   $    1.27          17%
      (Loss)/Income from discontinued operations            (0.02)       0.12           #        (0.03)       0.29           #
                                                        ---------   ---------                ---------   ---------
      Net income                                        $    0.76   $    0.81         (6)%   $    1.45   $    1.56         (7)%
                                                        =========   =========                =========   =========
      Average common shares outstanding (millions)          1,242       1,254         (1)%       1,250       1,259         (1)%
                                                        =========   =========                =========   =========
Cash dividends declared per common share                $    0.15   $    0.12          25%   $    0.27   $    0.24          13%
                                                        =========   =========                =========   =========

                       Selected Statistical Information

                                                            Quarters Ended                     Six Months Ended
                                                               June 30,                             June 30,
                                                        ---------------------  Percentage    ---------------------  Percentage
                                                          2006        2005      Inc/(Dec)      2006        2005      Inc/(Dec)
                                                        ---------   ---------  ----------    ---------   ---------  ----------
Return on average total shareholders' equity (A)             29.8%       23.1%                    29.8%       23.1%
Common shares outstanding (millions)                        1,216       1,240          (2)%      1,216       1,240          (2)%
Book value per common share (B)                         $    8.62   $   13.84         (38)%  $    8.62   $   13.84         (38)%
Shareholders' equity (billions) (B)                     $    10.5   $    17.2         (39)%  $    10.5   $    17.2         (39)%

# - Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using reported net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Total shareholders' equity and book value per common share amounts prior to September 30, 2005 include discontinued operations reflected in the Company's Consolidated Financial Statements.

(Preliminary)

                           American Express Company
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                          Quarters Ended
                                                             June 30,
                                                      -----------------------   Percentage
                                                         2006         2005       Inc/(Dec)
                                                      ----------   ----------   ----------
Card billed business (A):
  United States                                       $    102.5   $     88.5           16%
  Outside the United States                                 38.0         32.3           18
                                                      ----------   ----------
      Total                                           $    140.5   $    120.8           16
                                                      ==========   ==========
Total cards-in-force (millions) (A):
  United States                                             45.4         41.0           11%
  Outside the United States                                 29.0         26.3           10
                                                      ----------   ----------
      Total                                                 74.4         67.3           11
                                                      ==========   ==========
Basic cards-in-force (millions) (A):
  United States                                             34.8         31.1           12%
  Outside the United States                                 24.1         21.8           11
                                                      ----------   ----------
      Total                                                 58.9         52.9           11
                                                      ==========   ==========

Average discount rate (B)                                   2.57%        2.59%
Average basic cardmember spending (dollars) (A)       $    2,821   $    2,640            7%
Average fee per card (dollars) (A)                    $       34   $       35          (3)%
Travel sales                                          $      5.9   $      5.6            5%
Travel commissions and fees/sales                            8.2%         8.9%
Worldwide Travelers Cheque and prepaid products:
  Sales                                               $      5.1   $      4.9            4%
  Average outstanding                                 $      7.0   $      7.1          (1)%
  Average investments                                 $      7.6   $      7.7          (1)%
  Investment yield (C)                                       5.0%         5.2%
  Tax equivalent yield - managed (C)                         7.7%         8.0%
International banking
  Total loans                                         $      7.2   $      7.0            3%
  Private banking holdings                            $     21.2   $     19.8            7%

(A) Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(Preliminary)

                           American Express Company
                 Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

                                                          Quarters Ended
                                                             June 30,
                                                      -----------------------   Percentage
                                                         2006         2005       Inc/(Dec)
                                                      ----------   ----------   ----------
Worldwide cardmember receivables:
  Total receivables                                   $     34.7   $     31.5           10%
  90 days past due as a % of total                           1.8%         1.7%
  Loss reserves (millions):                           $      948   $      848           12%
    % of receivables                                         2.7%         2.7%
    % of 90 days past due                                    150%         160%
  Net loss ratio as a % of charge volume                    0.24%        0.25%

Worldwide cardmember lending - owned basis (A):
  Total loans                                         $     36.3   $     28.1           29%
  30 days past due loans as a % of total                     2.7%         2.4%
  Loss reserves (millions):
    Beginning balance                                 $    1,053   $      918           15%
      Provision                                              376          262           44
      Net write-offs                                        (331)        (285)          16
      Other                                                  (12)          (7)          71
                                                      ----------   ----------
    Ending balance                                    $    1,086   $      888           22
                                                      ==========   ==========
    % of loans                                               3.0%         3.2%
    % of past due                                            113%         133%
  Average loans                                       $     35.2   $     27.5           28%
  Net write-off rate                                         3.8%         4.1%
  Net finance charge revenue(C)/average loans                9.9%         9.3%

Worldwide cardmember lending - managed basis (B):
  Total loans                                         $     56.5   $     48.8           16%
  30 days past due loans as a % of total                     2.5%         2.3%
  Loss reserves (millions):
    Beginning balance                                 $    1,554   $    1,419           10%
      Provision                                              478          445            7
      Net write-offs                                        (474)        (490)          (3)
      Other                                                  (12)          (7)          71
                                                      ----------   ----------
    Ending balance                                    $    1,546   $    1,367           13
                                                      ==========   ==========
    % of loans                                               2.7%         2.8%
    % of past due                                            110%         121%
  Average loans                                       $     55.3   $     47.5           16%
  Net write-off rate                                         3.4%         4.1%
  Net finance charge revenue(C)/average loans                9.7%         9.2%

# - Denotes a variance of more than 100%.

(A) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under "Managed Basis" in the Company's press release that accompanies this information for further discussion of the managed basis presentation.

(C) Computed on an annualized basis.

(Preliminary)

                        American Express Company
                    Consolidated Statements of Income

(Millions)

                                                                                     Quarters Ended
                                                      ----------------------------------------------------------------------------
                                                         June 30,       March 31,      December 31,   September 30,     June 30,
                                                          2006            2006             2005           2005            2005
                                                      -------------   -------------   -------------   -------------  -------------
Revenues
  Discount revenue                                    $       3,292   $       2,969   $       3,096   $       2,894  $       2,860
  Cardmember lending net finance charge revenue                 867             729             703             648            637
  Net card fees                                                 533             520             518             511            506
  Travel commissions and fees                                   483             418             435             421            502
  Other commissions and fees                                    642             639             630             598            589
  Securitization income, net                                    372             386             295             353            296
  Other investment and interest income, net                     274             275             279             246            269
  Other                                                         415             396             424             357            361
                                                      -------------   -------------   -------------   -------------  -------------
    Total                                                     6,878           6,332           6,380           6,028          6,020
                                                      -------------   -------------   -------------   -------------  -------------
Expenses
  Marketing, promotion, rewards
      and cardmember services                                 1,671           1,522           1,581           1,492          1,445
  Human resources                                             1,276           1,240           1,177           1,197          1,268
  Provision for losses and benefits:
       Charge card                                              192             209             290             299            234
       Cardmember lending                                       406             321             415             364            275
       Investment certificates and other                        132             138             108              76            123
                                                      -------------   -------------   -------------   -------------  -------------
          Total                                                 730             668             813             739            632
  Professional services                                         658             561             714             563            544
  Occupancy and equipment                                       365             346             390             346            356
  Interest                                                      336             279             249             238            232
  Communications                                                113             113             115             112            113
  Other                                                         287             278             382             261            309
                                                      -------------   -------------   -------------   -------------  -------------
    Total                                                     5,436           5,007           5,421           4,948          4,899
                                                      -------------   -------------   -------------   -------------  -------------
Pretax income from continuing operations                      1,442           1,325             959           1,080          1,121
Income tax provision                                            470             449             208             215            261
                                                      -------------   -------------   -------------   -------------  -------------
Income from continuing operations                               972             876             751             865            860
(Loss)/Income from discontinued operations,
  net of tax                                                    (27)             (3)             (6)            165            153
                                                      -------------   -------------   -------------   -------------  -------------
Net income                                            $         945   $         873   $         745   $       1,030  $       1,013
                                                      =============   =============   =============   =============  =============

(Preliminary)

                        American Express Company
                            Financial Summary

(Millions)

                                                                                     Quarters Ended
                                                      ----------------------------------------------------------------------------
                                                         June 30,       March 31,      December 31,   September 30,    June 30,
                                                          2006            2006             2005           2005           2005
                                                      -------------   -------------   -------------   -------------  -------------
Revenues
  U.S. Card Services                                  $       3,485   $       3,180   $       3,181   $       3,044  $       2,976
  International Card & Global Commercial Services             2,441           2,303           2,299           2,212          2,248
  Global Network & Merchant Services                            789             705             725             693            691
                                                      -------------   -------------   -------------   -------------  -------------
                                                              6,715           6,188           6,205           5,949          5,915
  Corporate & Other,
    including adjustments and eliminations                      163             144             175              79            105
                                                      -------------   -------------   -------------   -------------  -------------
CONSOLIDATED REVENUES                                 $       6,878   $       6,332   $       6,380   $       6,028  $       6,020
                                                      =============   =============   =============   =============  =============
Pretax Income (Loss) From Continuing Operations
  U.S. Card Services                                  $         920   $         796   $         538   $         633  $         697
  International Card & Global Commercial Services               294             311             290             317            244
  Global Network & Merchant Services                            315             262             252             214            245
                                                      -------------   -------------   -------------   -------------  -------------
                                                              1,529           1,369           1,080           1,164          1,186
  Corporate & Other                                             (87)            (44)           (121)            (84)           (65)
                                                      -------------   -------------   -------------   -------------  -------------
PRETAX INCOME FROM CONTINUING OPERATIONS              $       1,442   $       1,325   $         959   $       1,080  $       1,121
                                                      =============   =============   =============   =============  =============
Net Income (Loss)
  U.S. Card Services                                  $         616   $         546   $         414   $         443  $         477
  International Card & Global Commercial Services               225             213             233             249            225
  Global Network & Merchant Services                            200             166             166             141            155
                                                      -------------   -------------   -------------   -------------  -------------
                                                              1,041             925             813             833            857
  Corporate & Other                                             (69)            (49)            (62)             32              3
                                                      -------------   -------------   -------------   -------------  -------------
  Income from continuing operations                             972             876             751             865            860
  (Loss)/Income from discontinued operations,
     net of tax                                                 (27)             (3)             (6)            165            153
                                                      -------------   -------------   -------------   -------------  -------------
NET INCOME                                            $         945   $         873   $         745   $       1,030  $       1,013
                                                      =============   =============   =============   =============  =============

(Preliminary)
                           American Express Company
                         Financial Summary (continued)

                                                                                     Quarters Ended
                                                      ----------------------------------------------------------------------------
                                                         June 30,       March 31,      December 31,   September 30,    June 30,
                                                           2006            2006            2005           2005            2005
                                                      -------------   -------------   -------------   -------------  -------------
EARNINGS PER COMMON SHARE

BASIC
      Income from continuing operations               $        0.80   $        0.71   $        0.61   $        0.70  $        0.70
      (Loss)/Income from discontinued operations              (0.02)              -           (0.01)           0.14           0.12
                                                      -------------   -------------   -------------   -------------  -------------
      Net income                                      $        0.78   $        0.71   $        0.60   $        0.84  $        0.82
                                                      =============   =============   =============   =============  =============
      Average common shares outstanding (millions)            1,217           1,232           1,232           1,229          1,231
                                                      =============   =============   =============   =============  =============
DILUTED
      Income from continuing operations               $        0.78   $        0.70   $        0.60   $        0.69  $        0.69
      (Loss)/Income from discontinued operations              (0.02)          (0.01)          (0.01)           0.13           0.12
                                                      -------------   -------------   -------------   -------------  -------------
      Net income                                      $        0.76   $        0.69   $        0.59   $        0.82  $        0.81
                                                      =============   =============   =============   =============  =============
      Average common shares outstanding (millions)            1,242           1,258           1,258           1,254          1,254
                                                      =============   =============   =============   =============  =============
Cash dividends declared per common share              $        0.15   $        0.12   $        0.12   $        0.12  $        0.12
                                                      =============   =============   =============   =============  =============

                       SELECTED STATISTICAL INFORMATION

                                                                                     Quarters Ended
                                                      ----------------------------------------------------------------------------
                                                         June 30,       March 31,      December 31,   September 30,    June 30,
                                                           2006            2006            2005           2005            2005
                                                      -------------   -------------   -------------   -------------  -------------
Return on average total shareholders' equity (A)               29.8%           27.3%           25.4%           24.2%          23.1%
Common shares outstanding (millions)                          1,216           1,233           1,241           1,239          1,240
Book value per common share (B)                       $        8.62   $        8.60   $        8.50   $        7.99  $       13.84
Shareholders' equity (billions) (B)                   $        10.5   $        10.6   $        10.5   $         9.9  $        17.2

(A) Computed on a trailing 12-month basis using reported net income over average total shareholders' equity (including discontinued operations) as included in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Total shareholders' equity and book value per common share amounts prior to September 30, 2005 include discontinued operations reflected in the Company's Consolidated Financial Statements.

(Preliminary)

                          American Express Company
                      Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                                     Quarters Ended
                                                      ----------------------------------------------------------------------------
                                                        June 30,         March 31,     December 31,   September 30,     June 30,
                                                          2006             2006           2005            2005            2005
                                                      -------------   -------------   -------------   -------------  -------------
Card billed business (A):
  United States                                       $       102.5   $        92.9   $        96.9   $        89.6  $        88.5
  Outside the United States                                    38.0            34.3            35.7            32.1           32.3
                                                      -------------   -------------   -------------   -------------  -------------
      Total                                           $       140.5   $       127.2   $       132.6   $       121.7  $       120.8
                                                      =============   =============   =============   =============  =============
Total cards-in-force (millions) (A):
  United States                                                45.4            44.0            43.0            42.0           41.0
  Outside the United States                                    29.0            28.5            28.0            27.0           26.3
                                                      -------------   -------------   -------------   -------------  -------------
      Total                                                    74.4            72.5            71.0            69.0           67.3
                                                      =============   =============   =============   =============  =============
Basic cards-in-force (millions) (A):
  United States                                                34.8            33.7            32.8            31.9           31.1
  Outside the United States                                    24.1            23.6            23.2            22.4           21.8
                                                      -------------   -------------   -------------   -------------  -------------
      Total                                                    58.9            57.3            56.0            54.3           52.9
                                                      =============   =============   =============   =============  =============

Average discount rate (B)                                      2.57%           2.58%           2.55%           2.58%          2.59%

Average quarterly basic cardmember spending
  (dollars) (A)                                       $       2,821   $       2,612   $       2,778   $       2,610  $       2,640
Average fee per card (dollars) (A)                    $          34   $          34   $          35   $          35  $          35
Travel sales                                          $         5.9   $         5.3   $         5.2   $         4.8  $         5.6
Travel commissions and fees/sales                               8.2%            7.9%            8.4%            8.7%           8.9%
Worldwide Travelers Cheque and prepaid products:
  Sales                                               $         5.1   $         4.2   $         4.8   $         5.8  $         4.9
  Average outstanding                                 $         7.0   $         6.9   $         6.9   $         7.3  $         7.1
  Average investments                                 $         7.6   $         7.7   $         7.6   $         7.9  $         7.7
  Investment yield (C)                                          5.0%            5.0%            5.1%            5.1%           5.2%
  Tax equivalent yield - managed (C)                            7.7%            7.7%            7.9%            7.8%           8.0%
International banking:
  Total loans                                         $         7.2   $         7.2   $         7.1   $         6.9  $         7.0
  Private banking holdings                            $        21.2   $        20.8   $        20.3   $        20.2  $        19.8

(A) Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.

(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business (proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation.

(C) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(Preliminary)

                     American Express Company
           Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

                                                                                     Quarters Ended
                                                      ----------------------------------------------------------------------------
                                                        June 30,        March 31,      December 31,   September 30,     June 30,
                                                          2006            2006            2005            2005            2005
                                                      -------------   -------------   -------------   -------------  -------------
Worldwide cardmember receivables:
  Total receivables                                   $        34.7   $        33.2   $        34.2   $        31.9  $        31.5
  90 days past due as a % of total                              1.8%            1.8%            1.6%            1.7%           1.7%
  Loss reserves (millions):                           $         948   $         978   $         942   $         909  $         848
    % of receivables                                            2.7%            2.9%            2.8%            2.9%           2.7%
    % of 90 days past due                                       150%            163%            177%            173%           160%
  Net loss ratio as a % of charge volume                       0.24%           0.19%           0.29%           0.27%          0.25%

Worldwide cardmember lending - owned basis (A):
  Total loans                                         $        36.3   $        32.7   $        33.1   $        29.9  $        28.1
  30 days past due loans as a % of total                        2.7%            2.6%            2.5%            2.5%           2.4%
  Loss reserves (millions):
    Beginning balance                                 $       1,053   $         996   $         952   $         888  $         918
      Provision                                                 376             299             374             325            262
      Net write-offs                                           (331)           (270)           (323)           (280)          (285)
      Other                                                     (12)             28              (7)             19             (7)
                                                      -------------   -------------   -------------   -------------  -------------
    Ending balance                                    $       1,086   $       1,053   $         996   $         952  $         888
                                                      =============   =============   =============   =============  =============
    % of loans                                                  3.0%            3.2%            3.0%            3.2%           3.2%
    % of past due                                               113%            123%            122%            128%           133%
  Average loans                                       $        35.2   $        32.4   $        31.0   $        28.3  $        27.5
  Net write-off rate                                            3.8%            3.3%            4.2%            4.0%           4.1%
  Net finance charge revenue(C)/average loans                   9.9%            9.1%            9.0%            9.2%           9.3%

Worldwide cardmember lending - managed basis (B):
  Total loans                                         $        56.5   $        53.5   $        54.3   $        50.6  $        48.8
  30 days past due loans as a % of total                        2.5%            2.5%            2.4%            2.4%           2.3%
  Loss reserves (millions):
    Beginning balance                                 $       1,554   $       1,469   $       1,401   $       1,367  $       1,419
      Provision                                                 478             393             671             510            445
      Net write-offs                                           (474)           (404)           (596)           (494)          (490)
      Other                                                     (12)             96              (7)             18             (7)
                                                      -------------   -------------   -------------   -------------  -------------
    Ending balance                                    $       1,546   $       1,554   $       1,469   $       1,401  $       1,367
                                                      =============   =============   =============   =============  =============
    % of loans                                                  2.7%            2.9%            2.7%            2.8%           2.8%
    % of past due                                               110%            116%            114%            114%           121%
  Average loans                                       $        55.3   $        53.7   $        51.9   $        49.6  $        47.5
  Net write-off rate                                            3.4%            3.0%            4.6%            4.0%           4.1%
  Net finance charge revenue(C)/average loans                   9.7%            9.2%            9.4%            9.4%           9.2%

(A) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under "Managed Basis" in the Company's press release that accompanies this information for further discussion of the managed basis presentation.

(C) Computed on an annualized basis.

(Preliminary)

                       U.S. Card Services
                 Selected Income Statement Data

(Millions)

                                                           Quarters Ended
                                                              June 30,
                                                      ------------------------    Percentage
                                                         2006          2005        Inc/(Dec)
                                                      ----------    ----------    ----------
Revenues:
  Discount revenue, net card fees and other           $    2,514    $    2,233            13%
  Cardmember lending:
       Finance charge revenue                                814           587            39
       Interest expense                                      215           140            54
                                                      ----------    ----------
             Net finance charge revenue                      599           447            34
  Securitization income, net                                 372           296            26
                                                      ----------    ----------
        Total revenues                                     3,485         2,976            17
                                                      ----------    ----------
Expenses:
  Marketing, promotion, rewards
      and cardmember services                              1,106           974            14
  Provision for losses                                       351           367            (4)
  Human resources and other operating expenses             1,108           938            18
                                                      ----------    ----------
        Total expenses                                     2,565         2,279            13
                                                      ----------    ----------
Pretax segment income                                        920           697            32
Income tax provision                                         304           220            38
                                                      ----------    ----------
Segment income                                        $      616    $      477            29
                                                      ==========    ==========

(Preliminary)

                              U.S. Card Services
                        Selected Financial Information

Quarters Ended June 30,
(Millions)

                                                     GAAP Basis                     Securitization Effect   Tax Equivalent Effect
                                                --------------------  Percentage    ---------------------   ---------------------
                                                   2006      2005      Inc/(Dec)       2006        2005        2006       2005
                                                ---------  ---------  ----------    ---------   ---------   ---------  ----------
Revenues:
  Discount revenue, net card fees and other     $   2,514  $   2,233          13%   $      44   $      51   $      54  $       57
  Cardmember lending:
       Finance charge revenue                         814        587          39          726         618
       Interest expense                               215        140          54          257         164
                                                ---------  ---------                ---------   ---------
             Net finance charge revenue               599        447          34          469         454
  Securitization income, net                          372        296          26         (372)       (296)
                                                ---------  ---------                ---------   ---------   ---------  ----------
        Total revenues                              3,485      2,976          17          141         209          54          57
                                                ---------  ---------                ---------   ---------   ---------  ----------
Expenses:
  Marketing, promotion, rewards and
      cardmember services                           1,106        974          14            9          (1)
  Provision for losses                                351        367          (4)         127         210
  Human resources and other operating expenses      1,108        938          18            5           -
                                                ---------  ---------                ---------   ---------
        Total expenses                              2,565      2,279          13    $     141   $     209
                                                ---------  ---------                ---------   ---------   ---------  ----------
Pretax segment income                                 920        697          32                                   54          57
Income tax provision                                  304        220          38                            $      54  $       57
                                                ---------  ---------                                        ---------  ----------
Segment income                                  $     616  $     477          29
                                                =========  =========

                                                    Managed Basis
                                                --------------------  Percentage
                                                   2006       2005     Inc/(Dec)
                                                ---------  ---------  ----------
Revenues:
  Discount revenue, net card fees and other     $   2,612  $   2,341          12%
  Cardmember lending:
       Finance charge revenue                       1,540      1,205          28
       Interest expense                               472        304          55
                                                ---------  ---------
             Net finance charge revenue             1,068        901          19
  Securitization income, net                            -          -
                                                ---------  ---------
        Total revenues                              3,680      3,242          14
                                                ---------  ---------
Expenses:
  Marketing, promotion, rewards and
      cardmember services                           1,115        973          15
  Provision for losses                                478        577         (17)
  Human resources and other operating expenses      1,113        938          19
                                                ---------  ---------
        Total expenses                              2,706      2,488           9
                                                ---------  ---------
Pretax segment income                                 974        754          29
Income tax provision                            $     358  $     277          29
                                                ---------  ---------
Segment income

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended June 30, 2006 and 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $(14) million and $1 million, respectively, are offset by marketing, promotion, rewards and cardmember services expenses of $(9) million and $1 million, respectively, and other operating expenses of $(5) million and nil, respectively. Accordingly, the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended June 30, 2006 and 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)

                              U.S. Card Services
                        Selected Financial Information

Quarters Ended
(Millions)

                                                        GAAP Basis              Securitization Effect
                                                --------------------------  ---------------------------
                                                  March 31,   December 31,    March 31,    December 31,
                                                    2006          2005          2006           2005
                                                ------------  ------------  ------------   ------------
Revenues:
  Discount revenue, net card fees and other     $      2,314  $      2,401  $         48   $         53
  Cardmember lending:
       Finance charge revenue                            674           685           733            744
       Interest expense                                  194           200           247            226
                                                ------------  ------------  ------------   ------------
             Net finance charge revenue                  480           485           486            518
  Securitization income, net                             386           295          (386)          (295)
                                                ------------  ------------  ------------   ------------
        Total revenues                                 3,180         3,181           148            276
                                                ------------  ------------  ------------   ------------
Expenses:
  Marketing, promotion, rewards and
      cardmember services                              1,034         1,097            13             (6)
  Provision for losses                                   307           509           126            287
  Human resources and other operating expenses         1,043         1,037             9             (5)
                                                ------------  ------------  ------------   ------------
        Total expenses                                 2,384         2,643  $        148   $        276
                                                ------------  ------------  ------------   ------------
Pretax segment income                                    796           538
Income tax provision                                     250           124
                                                ------------  ------------
Segment income                                  $        546  $        414
                                                ============  ============

                                                   Tax Equivalent Effect           Managed Basis
                                                --------------------------  ---------------------------
                                                  March 31,   December 31,    March 31,   December 31,
                                                    2006          2005          2006          2005
                                                ------------  ------------  ------------  ------------
Revenues:
  Discount revenue, net card fees and other     $         55  $         56  $      2,417  $      2,510
  Cardmember lending:
       Finance charge revenue                                                      1,407         1,429
       Interest expense                                                              441           426
                                                                            ------------  ------------
             Net finance charge revenue                                              966         1,003
  Securitization income, net                                                           -             -
                                                ------------  ------------  ------------  ------------
        Total revenues                                    55            56         3,383         3,513
                                                ------------  ------------  ------------  ------------
Expenses:
  Marketing, promotion, rewards and
      cardmember services                                                          1,047         1,091
  Provision for losses                                                               433           796
  Human resources and other operating expenses                                     1,052         1,032
                                                                            ------------  ------------
        Total expenses                                                             2,532         2,919
                                                ------------  ------------  ------------  ------------
Pretax segment income                                     55            56           851           594
Income tax provision                            $         55  $         56  $        305  $        180
                                                ------------  ------------  ------------  ------------
Segment income

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended March 31, 2006 and December 31, 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $(22) million and $11 million, respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $(13) million and $6 million, respectively, and other operating expenses of $(9) million and $5 million, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarters ended March 31, 2006 and December 31, 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)

                              U.S. Card Services
                        Selected Financial Information

Quarter Ended
(Millions)

                                       GAAP Basis         Securitization Effect      Tax Equivalent Effect         Managed Basis
                                  --------------------   -----------------------    -----------------------   --------------------
                                     September 30,            September 30,              September 30,             September 30,
                                         2005                     2005                       2005                      2005
                                  --------------------   -----------------------    -----------------------   --------------------
Revenues:
  Discount revenue, net
    card fees and other           $              2,233   $                    53    $                    56   $              2,342
  Cardmember lending:
    Finance charge revenue                         614                       721                                             1,335
    Interest expense                               156                       209                                               365
                                  --------------------   -----------------------                              --------------------
        Net finance
          charge revenue                           458                       512                                               970
  Securitization income, net                       353                      (353)                                                -
                                  --------------------   -----------------------    -----------------------   --------------------
      Total revenues                             3,044                       212                         56                  3,312
                                  --------------------   -----------------------    -----------------------   --------------------
Expenses:
  Marketing, promotion,
    rewards and
    cardmember services                          1,003                        (2)                                            1,001
  Provision for losses                             458                       215                                               673
  Human resources and
    other operating expenses                       950                        (1)                                              949
                                  --------------------   -----------------------                              --------------------
      Total expenses                             2,411   $                   212                                             2,623
                                  --------------------   -----------------------    -----------------------   --------------------
Pretax segment income                              633                                                   56                    689
Income tax provision                               190                              $                    56   $                246
                                  --------------------                              -----------------------   --------------------
Segment income                    $                443
                                  ====================

The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees. Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarter ended September 30, 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $3 million are offset by higher marketing, promotion, rewards and cardmember services expenses of $2 million and other operating expenses of $1 million. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.

The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned. Accordingly, the managed Selected Financial Information above for the quarter ended September 30, 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)

                              U.S. Card Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                   Quarters Ended
                                                       June 30,
                                             ----------------------------     Percentage
                                                 2006            2005          Inc/(Dec)
                                             ------------    ------------    ------------
Card billed business                         $       83.9    $       72.8              15%
Total cards-in-force (millions)                      39.1            36.1               8
Basic cards-in-force (millions)                      28.9            26.5               9
Average basic cardmember
  spending (dollars)                         $      2,925    $      2,769               6%

U.S. Consumer Travel
  Travel sales (millions)                    $        656    $        491              34%
  Travel commissions
    and fees/sales                                    8.5%            8.8%

Worldwide Travelers
  Cheque and prepaid
  products:
  Sales                                      $        5.1    $        4.9               4%
  Average outstanding                        $        7.0    $        7.1              (1)%
  Average investments                        $        7.6    $        7.7              (1)%
  Investment yield (A)                                5.0%            5.2%
  Tax equivalent yield - managed (A)                  7.7%            8.0%

Total segment assets                         $       70.8    $       60.9              16%
Segment capital                              $        4.7    $        4.5               4%
Return on segment capital (B)                        41.8%           39.2%

Cardmember receivables:
  Total receivables                          $       18.5    $       16.8              10%
  90 days past due as
    a % of total                                      2.3%            2.0%
  Net loss ratio as a
    % of charge volume                               0.28%           0.29%

Cardmember lending -
  owned basis (C):
  Total loans                                $       27.6    $       20.9              32%
  30 days past due
    loans as a % of total                             2.5%            2.3%
  Average loans                              $       26.4    $       20.3              30%
  Net write-off rate                                  2.9%            3.9%
  Net finance charge
    revenue(D)/average loans                          9.1%            8.8%

Cardmember lending -
  managed basis (E):
  Total loans                                $       47.8    $       41.6              15%
  30 days past due
    loans as a % of total                             2.4%            2.2%
  Average loans                              $       46.5    $       40.3              15%
  Net write-off rate                                  2.9%            4.0%
  Net finance charge
    revenue(D)/average loans                          9.2%            8.9%

(A) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(C) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under "Managed Basis" in the Company's press release that accompanies this information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. Card Services
                        Selected Income Statement Data

(Millions)

                                                                        Quarters Ended
                                    ---------------------------------------------------------------------------------------
                                        June 30,          March 31,       December 31,     September 30,       June 30,
                                          2006              2006              2005              2005             2005
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Revenues:
  Discount revenue, net card fees
    and other                       $         2,514   $         2,314   $         2,401   $         2,233   $         2,233
  Cardmember lending:
       Finance charge revenue                   814               674               685               614               587
       Interest expense                         215               194               200               156               140
                                    ---------------   ---------------   ---------------   ---------------   ---------------
         Net finance charge revenue             599               480               485               458               447
  Securitization income, net                    372               386               295               353               296
                                    ---------------   ---------------   ---------------   ---------------   ---------------
       Total revenues                         3,485             3,180             3,181             3,044             2,976
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                   1,106             1,034             1,097             1,003               974
  Provision for losses                          351               307               509               458               367
  Human resources and other
    operating expenses                        1,108             1,043             1,037               950               938
                                    ---------------   ---------------   ---------------   ---------------   ---------------
       Total expenses                         2,565             2,384             2,643             2,411             2,279
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Pretax segment income                           920               796               538               633               697
Income tax provision                            304               250               124               190               220
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Segment income                      $           616   $           546   $           414   $           443   $           477
                                    ===============   ===============   ===============   ===============   ===============

(Preliminary)

                              U.S. Card Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                              Quarters Ended
                        -------------------------------------------------------------------------------------------
                            June 30,           March 31,        December 31,      September 30,        June 30,
                             2006               2006               2005               2005               2005
                        ---------------    ---------------    ---------------    ---------------    ---------------
Card billed business    $          83.9    $          75.3    $          80.8    $          74.2    $          72.8
Total cards-in-force
  (millions)                       39.1               38.3               37.5               36.9               36.1
Basic cards-in-force
  (millions)                       28.9               28.4               27.7               27.2               26.5
Average quarterly
  basic cardmember
  spending (dollars)    $         2,925    $         2,690    $         2,945    $         2,765    $         2,769

U.S. Consumer Travel
    Travel sales        $           0.7    $           0.5    $           0.5    $           0.5    $           0.5
    Travel
      commissions
      and fees/sales                8.5%               8.1%               8.4%               8.6%               8.8%

Worldwide Travelers
  Cheque and prepaid
  products:
    Sales               $           5.1    $           4.2    $           4.8    $           5.8    $           4.9
    Average
      outstanding       $           7.0    $           6.9    $           6.9    $           7.3    $           7.1
    Average
      investments       $           7.6    $           7.7    $           7.6    $           7.9    $           7.7
    Investment
      yield (A)                     5.0%               5.0%               5.1%               5.1%               5.2%
    Tax equivalent
      yield -
      managed (A)                   7.7%               7.7%               7.9%               7.8%               8.0%

Total segment assets    $          70.8    $          66.6    $          70.3    $          61.6    $          60.9
Segment capital         $           4.7    $           5.0    $           5.1    $           4.9    $           4.5
Return on segment
  capital (B)                      41.8%              39.4%              38.9%              39.7%              39.2%

Cardmember
  receivables:
    Total receivables   $          18.5    $          17.2    $          19.2    $          16.8    $          16.8
    90 days past due
      as a % of total               2.3%               2.3%               1.8%               2.0%               2.0%
    Net loss ratio as
      a % of charge
      volume                       0.28%              0.20%              0.38%              0.30%              0.29%

Cardmember lending -
  owned basis (C):
    Total loans         $          27.6    $          24.3    $          24.8    $          22.4    $          20.9
    30 days past due
      loans as a %
      of total                      2.5%               2.4%               2.3%               2.4%               2.3%
    Average loans       $          26.4    $          24.0    $          23.2    $          20.9    $          20.3
    Net write-off
      rate                          2.9%               2.6%               4.1%               3.6%               3.9%
    Net finance
      charge revenue
      (D)/average
      loans                         9.1%               8.1%               8.4%               8.7%               8.8%

Cardmember lending -
  managed basis (E):
    Total loans         $          47.8    $          45.1    $          46.0    $          43.0    $          41.6
    30 days past due
      loans as a % of
      total                         2.4%               2.4%               2.3%               2.4%               2.2%
    Average loans       $          46.5    $          45.3    $          44.1    $          42.3    $          40.3
    Net write-off
      rate                          2.9%               2.6%               4.6%               3.8%               4.0%
    Net finance
      charge revenue
      (D)/average
      loans                         9.2%               8.7%               9.1%               9.2%               8.9%

(A) Investment yield represents earnings on certain tax-exempt securities. The tax equivalent yield - managed represents earnings on such tax-exempt securities as if it had been earned on a taxable basis and assumes an income tax-rate of 35 percent.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(C) "Owned" or GAAP basis measurement reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) Computed on an annualized basis.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under "Managed Basis" in the Company's press release that accompanies this information for further discussion of the managed basis presentation.

(Preliminary)

                International Card & Global Commercial Services
                        Selected Income Statement Data

(Millions)

                                            Quarters Ended
                                               June 30,
                                       ---------------------------    Percentage
                                           2006           2005         Inc/(Dec)
                                       ------------   ------------   ------------
Revenues:
  Discount revenue, net
    card fees and other                $      2,241   $      2,083              8%
  Cardmember lending:
    Finance charge revenue                      308            251             23
    Interest expense                            108             86             26
                                       ------------   ------------
        Net finance charge revenue              200            165             21
                                       ------------   ------------
      Total revenues                          2,441          2,248              9
                                       ------------   ------------
Expenses:
  Marketing, promotion,
    rewards and cardmember services             410            328             25
  Provision for losses and benefits             364            239             52
  Human resources and
    other operating expenses                  1,373          1,437             (4)
                                       ------------   ------------
      Total expenses                          2,147          2,004              7
                                       ------------   ------------
Pretax segment income                           294            244             20
Income tax provision                             69             19              #
                                       ------------   ------------
Segment income                         $        225   $        225              -
                                       ============   ============

(Preliminary)

                International Card & Global Commercial Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                  Quarters Ended
                                                     June 30,
                                             ---------------------------    Percentage
                                                 2006           2005         Inc/(Dec)
                                             ------------   ------------   ------------
Card billed business                         $       49.2   $       42.5             16%
Total cards-in-force (millions)                      22.2           22.0              1
Basic cards-in-force (millions)                      17.8           17.5              2
Average basic cardmember
  spending (dollars)                         $      2,654   $      2,449              8%

Global Corporate & International
  Consumer Travel
  Travel sales                               $        5.2   $        5.1              2%
  Travel commissions and
    fees/sales                                        8.1%           8.8%

International banking:
 Total loans                                 $        7.2   $        7.0              3%
 Private banking holdings                    $       21.2   $       19.8              7%

Total segment assets                         $       55.3   $       49.7             11%
Segment capital                              $        4.3   $        3.9             10%
Return on segment capital (A)                        22.6%          21.8%

Cardmember receivables:
  Total receivables                          $       15.8   $       14.7              7%
  90 days past due as a %
    of total                                          1.3%           1.3%
  Net loss ratio as a % of
    charge volume                                    0.18%          0.20%

Cardmember lending:
  Total loans                                $        8.7   $        7.2             21%
  30 days past due loans
    as a % of total                                   3.2%           2.7%
  Average loans                              $        8.8   $        7.1             24%
  Net write-off rate                                  6.4%           4.8%
  Net finance charge
    revenue(B)/average loans                          9.1%           9.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

                International Card & Global Commercial Services
                        Selected Income Statement Data

(Millions)

                                                                        Quarters Ended
                                    ---------------------------------------------------------------------------------------
                                        June 30,         March 31,        December 31,      September 30,       June 30,
                                          2006             2006               2005              2005              2005
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Revenues:
  Discount revenue, net card fees
    and other                       $         2,241   $         2,109   $         2,115   $         2,041   $         2,083
  Cardmember lending:
    Finance charge revenue                      308               293               278               259               251
    Interest expense                            108                99                94                88                86
                                    ---------------   ---------------   ---------------   ---------------   ---------------
      Net finance charge revenue                200               194               184               171               165
                                    ---------------   ---------------   ---------------   ---------------   ---------------
     Total revenues                           2,441             2,303             2,299             2,212             2,248
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Expenses:
  Marketing, promotion, rewards
    and cardmember services                     410               343               321               310               328
  Provision for losses and benefits             364               349               286               270               239
  Human resources and other
    operating expenses                        1,373             1,300             1,402             1,315             1,437
                                    ---------------   ---------------   ---------------   ---------------   ---------------
     Total expenses                           2,147             1,992             2,009             1,895             2,004
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Pretax segment income                           294               311               290               317               244
Income tax provision                             69                98                57                68                19
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Segment income                      $           225   $           213   $           233   $           249   $           225
                                    ===============   ===============   ===============   ===============   ===============

(Preliminary)

                International Card & Global Commercial Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                   Quarters Ended
                                    -------------------------------------------------------------------------------------------
                                        June 30,           March 31,        December 31,      September 30,        June 30,
                                          2006               2006              2005               2005               2005
                                    ---------------    ---------------    ---------------    ---------------    ---------------
Card billed business                $          49.2    $          45.2    $          45.1    $          41.8    $          42.5
Total cards-in-force (millions)                22.2               23.2               22.7               22.2               22.0
Basic cards-in-force (millions)                17.8               18.4               18.0               17.6               17.5
Average quarterly basic cardmember
  spending (dollars)                $         2,654    $         2,494    $         2,534    $         2,384    $         2,449

Global Corporate & International
  Consumer Travel
  Travel sales                      $           5.2    $           4.8    $           4.7    $           4.4    $           5.1
  Travel commissions and fees/sales             8.1%               7.8%               8.4%               8.6%               8.8%

International banking:
 Total loans                        $           7.2    $           7.2    $           7.1    $           6.9    $           7.0
 Private banking holdings           $          21.2    $          20.8    $          20.3    $          20.2    $          19.8

Total segment assets                $          55.3    $          53.0    $          51.7    $          49.9    $          49.7
Segment capital                     $           4.3    $           4.3    $           4.1    $           3.8    $           3.9
Return on segment capital (A)                  22.6%              23.2%              23.2%              22.3%              21.8%

Cardmember receivables:
  Total receivables                 $          15.8    $          15.6    $          14.5    $          15.2    $          14.7
  90 days past due as a % of total              1.3%               1.3%               1.3%               1.2%               1.3%
  Net loss ratio as a % of charge
    volume                                     0.18%              0.17%              0.18%              0.24%              0.20%

Cardmember lending:
  Total loans                       $           8.7    $           8.4    $           8.3    $           7.5    $           7.2
  30 days past due loans as a % of
    total                                       3.2%               3.2%               2.8%               2.8%               2.7%
  Average loans                     $           8.8    $           8.4    $           7.8    $           7.3    $           7.1
  Net write-off rate                            6.4%               5.5%               4.4%               5.0%               4.8%
  Net finance charge
    revenue(B)/average loans                    9.1%               9.4%               9.4%               9.3%               9.3%

(A) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(B) Computed on an annualized basis.

(Preliminary)

             Global Network & Merchant Services
               Selected Income Statement Data

(Millions)

                                   Quarters Ended
                                       June 30,
                             ---------------------------    Percentage
                                 2006               2005     Inc/(Dec)
                             ------------   ------------   ------------
Revenues:
  Discount revenue, fees
    and other                $        789   $        691             14%
                             ------------   ------------
Expenses:
  Marketing and promotion             140            131              7
  Provision for losses                 14             17            (18)
  Human resources and other
    operating expenses                320            298              7
                             ------------   ------------
        Total expenses                474            446              6
                             ------------   ------------
Pretax segment income                 315            245             29
Income tax provision                  115             90             28
                             ------------   ------------
Segment income               $        200   $        155             29
                             ============   ============

(Preliminary)

                      Global Network & Merchant Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                            Quarters Ended
                                                June 30,
                                      ----------------------------     Percentage
                                          2006            2005          Inc/(Dec)
                                      ------------    ------------    ------------
Global Card billed business (A)       $      140.5    $      120.8              16%

Global Network & Merchant Services:
  Total segment assets                $        6.2    $        4.7              32%
  Segment capital (millions)          $      1,271    $      1,102              15%
  Return on segment capital (B)               53.8%           54.0%

Global Network Services:
  Card billed business                $        7.6    $        5.8              31%
  Total cards-in-force (millions)             13.1             9.2              42%

(A) Global Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(Preliminary)

                      Global Network & Merchant Services
                        Selected Income Statement Data

(Millions)

                                                                         Quarters Ended
                                    ---------------------------------------------------------------------------------------
                                       June 30,          March 31,        December 31,     September 30,        June 30,
                                         2006              2006               2005             2005               2005
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Revenues:
  Discount revenue, fees and other  $           789   $           705   $           725   $           693   $           691
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Expenses:
  Marketing and promotion                       140               135               141               167               131
  Provision for losses                           14                10                13                19                17
  Human resources and other
    operating expenses                          320               298               319               293               298
                                    ---------------   ---------------   ---------------   ---------------   ---------------
        Total expenses                          474               443               473               479               446
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Pretax segment income                           315               262               252               214               245
Income tax provision                            115                96                86                73                90
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Segment income                      $           200   $           166   $           166   $           141   $           155
                                    ===============   ===============   ===============   ===============   ===============

(Preliminary)

                      Global Network & Merchant Services
                       Selected Statistical Information

(Billions, except percentages and where indicated)

                                                                          Quarters Ended
                                    -------------------------------------------------------------------------------------------
                                       June 30,            March 31,        December 31,       September 30,        June 30,
                                         2006                2006               2005               2005               2005
                                    ---------------    ---------------    ---------------    ---------------    ---------------
Global Card billed business (A)     $         140.5    $         127.2    $         132.6    $         121.7    $         120.8

Global Network & Merchant
  Services:
  Total segment assets              $           6.2    $           5.7    $           4.5    $           4.5    $           4.7
  Segment capital                   $           1.3    $           1.3    $           1.3    $           1.2    $           1.1
  Return on segment capital (B)                53.8%              51.7%              49.2%              49.4%              54.0%

Global Network Services:
  Card billed business              $           7.6    $           6.6    $           6.9    $           6.0    $           5.8
  Total cards-in-force
    (millions)                                 13.1               11.0               10.8                9.9                9.2

(A) Global Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.

(B) Computed on a trailing 12-month basis using segment income and equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.